SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 2, 2007

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

COLUMBUS SOUTHERN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-2680	Ohio	31-4154203
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3570	Indiana	35-0410455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As previously disclosed, the Federal Environmental Protection Agency (“EPA”), certain special interest groups and a number of states alleged that Appalachian Power Company (APCo), Columbus Southern Power Company (CSP), Indiana Michigan Power Company (I&M), Ohio Power Company (OPCo) and other nonaffiliated utilities modified certain units at coal-fired generating plants in violation of the new source review (“NSR”) requirements of the Clean Air Act (“CAA”). The EPA filed its complaints against APCo, CSP, I&M, and OPCo in two cases pending in the U.S. District Court for the Southern District of Ohio. The alleged modifications occurred at their generating units over a twenty-year period. In one of the cases, a bench trial on the liability issues was held during July 2005. In June 2006, that court stayed the liability decision pending the issuance of a decision by the U.S. Supreme Court in the case of an unaffiliated utility (Duke Energy), which is a similar NSR proceeding. A bench trial on remedy issues, if necessary, is scheduled to begin in that case four months after the U.S. Supreme Court decision is issued. No trial date has been set in the second case.

Under the CAA, if a plant undertakes a major modification that results in an emissions increase, permitting requirements might be triggered and the plant may be required to install additional pollution control technology. This requirement does not apply to routine maintenance, replacement of degraded equipment or failed component or other repairs needed for the reliable, safe and efficient operation of the plant. The CAA authorizes civil penalties of up to $27,500 ($32,500 after March 15, 2004) per day per violation at each generating unit. In 2001, the District Court ruled claims for civil penalties based on activities that occurred more than five years before the filing date of the complaints cannot be imposed. There is no time limit on claims for injunctive relief.

On April 2, 2007, the U. S. Supreme Court reversed the Fourth Circuit Court of Appeals’ decision that had supported the statutory construction argument of Duke Energy in its NSR proceeding. In a unanimous decision, the Court ruled that the EPA was not obligated to define "major modification" in two different CAA provisions in the same way. The Court also found that the Fourth Circuit’s interpretation of “major modification” as applying only to projects that increased hourly emission rates amounted to an invalidation of the relevant EPA regulations, which under the CAA can only be challenged in the Court of Appeals within 60 days of the EPA rulemaking. The Court did acknowledge, however, that Duke Energy may argue on remand that the EPA has been inconsistent in its interpretations of the CAA and the regulations and may not retroactively change 20 years of accepted practice.

In addition to providing guidance on certain of the merits of the NSR proceedings brought against APCo, CSP, I&M and OPCo in U.S. District Court for the Southern District of Ohio, the Court’s issuance of a ruling in the Duke Energy case will likely have a direct impact on the timing of the NSR proceeding brought against these companies. First, the court in the case for which a trial on liability issues has been conducted is likely to complete its consideration of the issues and render a liability decision. Second, the bench trial on remedy issues, if necessary, is likely to be scheduled to begin in four months.

This report made by AEP contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP believes that its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are:

Electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP’s generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; the ability to build or acquire generating capacity when needed at acceptable prices and terms and to recover those costs through applicable rate cases; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments, transmission service and environmental compliance); resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP’s ability to constrain its operation and maintenance costs; AEP’s ability to sell assets at acceptable prices and on other acceptable terms, including rights to share in earnings derived from the assets subsequent to their sale; the economic climate and growth in its service territory and changes in market demand and demographic patterns; inflationary trends; its ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP’s ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt; volatility and changes in markets for electricity, natural gas and other energy-related commodities; changes in utility regulation, including membership and integration into regional transmission structures; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP’s pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology, particularly with respect to new, developing or alternative sources of generation and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY
COLUMBUS SOUTHERN POWER COMPANY
INDIANA MICHIGAN POWER COMPANY
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
April 3, 2007